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                                                                   EXHIBIT 10.16


                              CONFORMING AGREEMENT
                              --------------------


          THIS IS AN AGREEMENT dated February 28, 1997 by and among Chicago Bridge & Iron Company N.V., a corporation organized under the law of The Netherlands (the "Issuer"); Chicago Bridge & Iron Company, a corporation organized under the law of Delaware ("Delaware"); Chi Bridge Holdings, Inc., a corporation organized under the law of Delaware ("Chi Bridge"); and Praxair, Inc., a corporation organized under the law of Delaware ("Praxair").

     WHEREAS, in 1996 Praxair acquired CBI Industries, Inc.;

     WHEREAS, Chi Bridge is an indirect wholly-owned subsidiary of Praxair and the owner of all the outstanding shares of Delaware;

     WHEREAS, Praxair has announced its intention to dispose of some or all of its interests in Delaware and of entities in which Delaware holds ownership interests;

     WHEREAS, in furtherance of such disposition strategy, parties hereto and certain of their affiliates have entered into agreements to separate the business and obligations of Delaware and entities in which Delaware has or has had ownership interests from the business and obligations of Praxair and its other affiliates; and

     WHEREAS, the form of Praxair's disposition of interests in Delaware and Delaware's affiliates has changed, resulting in a need to modify certain of the above-mentioned agreements and arrangements in the manner hereinafter described.

     NOW THEREFORE, intending to be legally bound, the parties agree as follows:

1.   Definitions
     -----------

          As used herein, the following terms shall have the meanings set forth below:

     "Reorganization" means the reorganization described in Section 2 below.
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     "Sale Date" means the date on which Praxair ceases to own directly or indirectly less than a majority of the Issuer's outstanding shares.

     "Separation Agreement" means the Separation Agreement dated as of January 1, 1997 by and between Delaware and Praxair, as from time to time heretofore or hereafter amended.

     "Service Agreements" means the Service Agreements as defined in the Separation Agreement.

2.   Reorganization
     --------------

          Prior to the Sale Date, the following actions (hereinafter collectively referred to as the "Reorganization") shall be completed:

        (a) Delaware shall declare and pay to Chi Bridge a dividend consisting of all the shares and other equity interests owned by Delaware in other entities (the "Dividended Shares").

        (b) In exchange for shares of Chicago Bridge & Iron Company B.V., a wholly-owned subsidiary of the Issuer ("CBICBV"), Chi Bridge shall contribute to CBICBV, Dividended Shares which represent interests in entities incorporated or existing under the laws of any non-US jurisdiction.

        (c) Chi Bridge shall incorporate a Delaware corporation ("NewCo") and become its sole shareholder.

        (d) Chi Bridge shall transfer to NewCo all of the Dividended Shares not previously transferred by it in accordance with Section 2(ii) above in exchange for shares of NewCo.

        (e) Delaware, NewCo, the Issuer, Praxair and Chi Bridge shall enter into an Assignment and Assumption Agreement pursuant to which (a) all the assets of Delaware (except for a cash amount equal to its stated capital) will be transferred to NewCo, (b) NewCo will assume all the liabilities of Delaware (including, but not limited to, liability for all intragroup amounts due to Praxair) and (c) the Issuer will guarantee and cause its
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                                      -3-

subsidiaries to guarantee the payment and performance of all such assumed liabilities.

        (f) Chi Bridge shall contribute to the Issuer, in exchange for shares of the Issuer, all the shares of NewCo and CBICBV owned by Chi Bridge.

3.   Revision of Separation Agreement
     and Certain Service Agreements
     --------------------------------

          Not later than the Sale Date, Praxair, the Issuer and their respective affiliates shall execute and deliver such amendments, restatements or novations of the Separation Agreement and the Service Agreements as are necessary or appropriate to cause the Issuer and its affiliates (including but not limited to NewCo) to have the same rights and obligations as though (i) Delaware had become a wholly-owned subsidiary of the Issuer prior to the Sale Date and (ii) the Issuer and its subsidiaries had irrevocably and unconditionally guaranteed the payment and performance by Delaware and the other CB&I Companies (as defined in the Separation Agreement) of all their duties and obligations under the Separation Agreement and the Service Agreements.

4.   Notices
     -------

          Any notices or communications permitted or required hereunder shall be deemed sufficiently given if hand-delivered, or sent (i) postage prepaid by registered or certified mail -return receipt requested, or (ii) by telecopy, to the respective parties as set forth below, or to such other address as any party may notify the other of in writing:

if to the Issuer, to:    Chicago Bridge & Iron Company N.V.
                         c/o Chicago Bridge & Iron Company
                         1501 North Division Street
                         Plainfield, Illinois 60544
                         Attn:  General Counsel

if to Praxair,           Praxair, Inc.
Chi Bridge or            39 Old Ridgebury Road
Delaware to:             Danbury, Connecticut  06817-0001
                         Attn:  General Counsel

          Notices sent by registered or certified mail shall be deemed delivered on the fourth day after deposit in the U.S. mail and notices sent by telecopy shall be deemed given on the
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day of transmission provided that a duplicate copy is sent on the same day by first class U.S. mail.

5.   Miscellaneous
     -------------

          (a) No person who is not a party to this Agreement shall be or be deemed to be a third party beneficiary of this Agreement.

          (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflicts of laws rules or principles. Any action to enforce, or which arises out of or is in any way related to, any of the provisions of this Agreement shall be brought and prosecuted in such court or courts located within the State of New York as may be provided by law. The parties consent to the jurisdiction of such court or courts and to service of process by registered mail, return receipt requested, or such other manner as may be provided by law.

          (c) This Agreement constitutes the entire understanding of the parties and cancels and supersedes all previous agreements and understandings, oral or written, between the parties with respect to the subject matter hereof.

          IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and delivered by its duly authorized representatives as of the day and year first written above.


                         PRAXAIR, INC.


                         By      /s/ Robert F.X. Fusaro
                            -----------------------------

                         Title       Attorney-in-Fact
                               --------------------------


                         CHICAGO BRIDGE & IRON COMPANY


                         By     /s/ Robert H. Wolfe
                            -----------------------------

                         Title      Vice President
                               --------------------------
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                         CHICAGO BRIDGE & IRON COMPANY N.V.


                         By   Robert F.X. Fusaro
                            -----------------------------

                         Title   Managing Director
                               --------------------------


                         CHI BRIDGE HOLDINGS, INC.


                         By   Robert F.X. Fusaro
                            -----------------------------

                         Title   Attorney-in-Fact
                               --------------------------